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                     [LETTERHEAD OF DELOITTE & TOUCHE LLP]



                                                                    EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-3456 and 333-27739 of Cost Plus, Inc. on Form S-8 of our report dated March 17, 1998, incorporated by reference in this Annual Report on Form 10-K of Cost Plus, Inc. for the year ended January 31, 1998.




/s/ Deloitte & Touche LLP

San Francisco, California
April 29, 1998